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                                                                    Exhibit 99.2


                  Certification of Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, B. Lee McGee, Senior Vice President and Treasurer (principal financial officer) of eSylvan, Inc. (the "Registrant"), certify, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2002 of the Registrant (the "Report"), that:


      (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



/s/ B. Lee McGee
----------------
B. Lee McGee
March 27, 2003